E-30
Exhibit 7
J-Bird Music Group Ltd.
Form 10-KSB
File No. 0-24449








                        CREDIT AGREEMENT


                   Dated as of October 1, 1998


                          by and among


                    J-BIRD MUSIC GROUP, LTD.


                          as Borrower,


                               and


                     IMM INTERNATIONAL, INC.


                            as Lender



                        CREDIT AGREEMENT

      THIS CREDIT AGREEMENT, dated as of October 1, 1998, by  and among  J-BIRD  MUSIC GROUP, LTD., a Pennsylvania  corporation  as
"Borrower",   and   IMM  INTERNATIONAL,  INC.,   a   Pennsylvania
corporation, as "Lender."

                           WITNESSETH:

RECITALS.

      A.    The  Borrower desires to obtain from the Lender  Term
Loans in the aggregate principal amount of up to $500,000; and

      B. The Lender is willing, on the terms and conditions set forth herein, to make the Term Loans;

      NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                           ARTICLE 1.

                           DEFINITIONS

      SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Affiliate" of any Person means any other Person which, directly or indirectly, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (b) to direct or cause the direction of the management or policies of such Person whether by contract or otherwise; provided that the Lender shall not be deemed to constitute an Affiliate of the Borrower.

      "Business Day" means any day, which is neither a Saturday nor Sunday, nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

     "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental (a) taxes at the time due and payable and (b) levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the Borrower's ownership or use of its assets, or (iv) any other aspect of the Borrower's business.
      "Commitment Period" means the period beginning on the date of this Agreement and ending March 31, 1999.

      "Contract" means any agreement or agreements pursuant to or under which any Person shall be obligated to pay for services rendered or merchandise sold to any Person from time to time.

      "Contractual Obligation" means, relative to any Person, any provision of any security issued by such Person or of any Instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

      "Default" means any Event of Default or any condition or event, which, after notice or lapse of time or both, would constitute an Event of Default.

      "Event  of  Default" means any of the events set  forth  in
Section 6.1.

      "Funding Date" means the date on which each Term Loan is made pursuant to Section 2.1.

      "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, clause or provision of this Agreement or such other Loan Document.

      "including" means including without limiting the generality of any description such term.

      "Instrument" means any contract, agreement, letter of credit, indenture, mortgage, deed, certificate of title, document or writing (whether by formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, any Lien (or right or interest therein) is granted or perfected, or any property (or right or interest therein) is conveyed.

       "Lien" means any mortgage, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), adverse claim or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

     "Loan" means, collectively, the Term Loans.

      "Loan Document" means, collectively, this Agreement and the Term Notes entered into by the Borrower and Lender, and each other Instrument executed and delivered by the Borrower as of the date hereof or any time thereafter, in connection with the transactions contemplated by this Agreement, in each case, as amended, modified or supplemented from time to time.

     "Material Adverse Change" means a material adverse change in
(a) the condition (financial or otherwise), operations, performance, business, properties or prospects of the Borrower;
or (b) the rights and remedies of the Lender under the Loan Documents; or (c) the ability of the Borrower to repay the Obligations or of the Borrower to perform its obligations under the Loan Documents; or (d) the legality, validity or enforceability of any Loan Document.

      "Maturity" means relative to any Loan or portion thereof, the earlier of such Loan's Stated Maturity Date or such other date when such Loan or portion thereof shall be or become due and payable in accordance with the terms of this Agreement, whether by required repayment, prepayment, declaration or otherwise.

      "Obligations" means all payment and performance obligations of the Borrower (monetary or otherwise) arising under or in connection with this Agreement, the Term Notes and other Loan
Documents.

      "Organic Document" means, relative to any Person, its articles or certificate of incorporation or organization or certificate of limited partnership or organization, its bylaws, partnership or operating agreement or other organizational documents, and all stockholders agreements, voting trusts and similar arrangements applicable to any of its common stock or partnership interests or other ownership interests.

     "Person" means any natural person, corporation, partnership,
limited   liability   company,  firm,  association,   government,
governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Requirements of Law" means, as to any Person, the  Organic
Documents of such Person, and all federal, state and local laws, rules, regulations, orders, decrees or other determinations of an arbitrator, court of other governmental authority.

     "Stated Maturity Date" means, with respect to the Loan, June
30, 2000.

      "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

      "Taxes" means all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Lender, taxes imposed on or measured by its net income and franchise taxes imposed on it.

      "Term Loans" means the advances to be made by Lender to Borrower pursuant to Section 2.1.

      "Term Notes" means the promissory notes of the Borrower substantially in the form of Exhibit A, and shall also refer to all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
      "written" or "in writing" means any form of written communication or a communication by means of telephone facsimile device.

                            ARTICLE 2

                           COMMITMENTS

      SECTION 2.1. Term Loans. The Lender will make Term Loans to Borrower under this Agreement, as requested by Borrower from time to time during the Commitment Period. Borrower shall be deemed to have made a request for a Term Loan on and as of the second business day following the day on which Borrower gives Lender telephonic notice (confirmed in writing) of each requested Term Loan (the "Funding Date") by calling Hope Trowbridge (Tel. No. 203-255-3721). Each telephonic notice and written confirmation shall contain an affirmation by a duly authorized officer of Borrower to the effect that the conditions under
Article 3 of this Agreement are satisfied as of the date of the request and that the funds will be used to satisfy outstanding obligations incurred and for working capital purposes. No later than 3:00 P.M. (Eastern time) on the Funding Date, Lender will wire transfer to Borrower in immediately available funds an amount equal to the requested Term Loan, subject in each instance to the satisfaction of the conditions set forth in Article 3 hereof.

      SECTION 2.2. Notes. Each Term Loan made by Lender shall be evidenced by a Term Note payable to the order of the Lender in the principal amount of the Term Loan.

      SECTION 2.3. Principal Payments. The Borrower will make payment in full of all unpaid principal of the Loan at its Stated Maturity Dated (or such earlier date as such Loan may become or be declared due and payable pursuant to Article 6). Prior thereto, the Borrower may, from time to time on any Business Day, make a voluntary prepayment in whole or in part, of the outstanding principal amount of the Loan. Payments under this
Section 2.3.1 shall be applied first to the payment of Interest under Section 2.4.1, and next to the payment of principal.

      SECTION 2.4. Interest. Interest on the outstanding principal amount of the Loan and other outstanding Obligations shall accrue and be payable at the rate of 8% per annum. The Borrower will make payment in full of all accrued and unpaid Interest on the Loan at its Stated Maturity Dated (or such earlier date as such Loan may become or be declared due and payable pursuant to Article 6). Prior thereto, the Borrower may, from time to time on any Business Day, make a voluntary prepayment in whole or in part, of the outstanding accrued and unpaid Interest on the Loan.

      SECTION 2.5. Payments, Interest Rate Computations, Other Computations, etc. All such payments required to be made to the Lender shall be made, without setoff, deduction or counterclaim, not later than 2:00 p.m., Eastern time, on the date due, in immediately available funds, to such accounts as the Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next following Business Day. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day, which is not a Business Day, such payment shall be made on the immediately preceding Business Day.

      SECTION 2.6. Use of Proceeds. The Borrower shall use the proceeds of the Term Loans for working capital needs.

                           ARTICLE 3.

                       CONDITIONS TO LOANS

      SECTION 3.1. Initial Loan. The obligation of the Lender to fund the first Term Loan and each subsequent Term Loan shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3.1.

      SECTION 3.1.1. Resolutions, etc. The Lender shall have received:

     (a) a certificate, dated the Closing Date, of the secretary of the Borrower as of the Closing Date as to:

      (i)   resolutions of its Board of Directors, then  in  full
force   and  effect  authorizing  the  execution,  delivery   and
performance of the Loan Documents and the related transactions contemplated thereby, and

      (ii) the incumbency and signatures of those of its officers authorized to act with respect to the Loan Documents;

      (b) such other documents (certified if requested) as the Lender may reasonably request, with respect to this Agreement, the Note, any other Loan Document, the transactions contemplated hereby and thereby, or any Organic Document or Contractual Obligation.

     SECTION 3.1.2. Notes.  The Lender shall have received a Term
Note executed and delivered pursuant to Section 2.2.

     SECTION 3.1.3. No Contest, etc. No litigation, arbitration, governmental investigation, injunction, proceeding or inquiry shall be pending or, to the knowledge of the Borrower, threatened which:

      (a) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by or in connection with the Agreement or any Loan Document; or

      (b) would, in the opinion of the Lender, be materially adverse to any of the parties hereto with respect to the transactions contemplated hereby.

                            ARTICLE 4

                        WARRANTIES, ETC.

      In order to induce the Lender to enter into this Agreement, to engage in the transactions contemplated herein and in the other Loan Documents and to make the Loans, the Borrower represents and warrants to the Lender as set forth in this
Article 4.

      SECTION 4.1. Organization, Power, Authority, etc. The Borrower (i) is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the failure to so qualify could result in a Material Adverse Change, and (iii) has full power and authority, and holds all governmental licenses, permits, regulations and other regulatory approvals required under all Requirements of Law, to own and hold under lease its property and to conduct its business as conducted prior and subsequent to the date hereof. The Borrower has full power and authority to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document executed or to be executed by it and to obtain Loans hereunder.

       SECTION 4.2. Due Authorization. The execution and delivery by Borrower of each Loan Document executed or to be executed  by  it,  and  the incurrence  and  performance  by  the
Borrower of the Obligations have been duly authorized by all necessary corporate action, do not require any regulatory approval (except those regulatory approvals already obtained), do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document or Contractual Obligation of the Borrower or any law or governmental regulation or court decree or order, and will not result in or require the creation or imposition of any such Lien on the Borrower's properties pursuant to the provision of any Contractual Obligation.

      SECTION 4.3. Validity, etc. Each of this Agreement, the Term Notes and the other Loan Documents constitutes, the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      SECTION 4.4. Absence of Default. The Borrower is not in default in the payment of (or in the performance of any material obligation applicable to) any indebtedness, or is in material default under any regulation of any governmental agency or court decree or order, or is in default under any Requirements of Law which default could result in a Material Adverse Change.

      SECTION 4.5. Litigation, Legislation, etc. There is no pending or, to the knowledge of the Borrower, threatened litigation, arbitration or governmental investigation, proceeding or inquiry which, if adversely determined, could result in a Material Adverse Change. To the knowledge of the Borrower, there is no legislation, governmental regulation or judicial decision that could result in a Material Adverse Change.
      SECTION 4.6. Ownership of Properties. The Borrower owns good title to all of its material personal properties and assets of any nature whatsoever, free and clear of all Liens.

       SECTION 4.7. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Lender and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. Neither this Agreement nor any document or statement furnished to the Lender by or on behalf of the Borrower contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not materially misleading.

                            ARTICLE 5

                            COVENANTS

      SECTION 5.1. Affirmative Covenants. The Borrower agrees with the Lender that until all Obligations (other than
Obligations that expressly survive the termination of this Agreement pursuant to Section 7.4) have been paid and performed in full, the Borrower will perform the Obligations set forth in this Section 5.1.

     SECTION 5.1.1. Maintenance of Corporate Existence, etc.  The
Borrower will cause to be done at all time all things necessary to maintain and preserve the corporate existence of the Borrower.

      SECTION 5.1.2. Foreign Qualification. The Borrower will cause to be done at all times all things necessary to be duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the failure to so qualify could result in a Material Adverse Change.

     SECTION 5.1.3. Payment of Taxes, etc. The Borrower will pay and discharge, as the same become due and payable, (a) all Charges against it or on any of its property, as well as claims of any kind which, if unpaid, might become a Lien upon any one of its properties, and (b) all lawful claims for labor, materials, supplies, services or otherwise before any thereof become a Default; provided, however, that the foregoing shall not require the Borrower to pay or discharge any such Charge or claim so long as it shall be diligently contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves in accordance with GAAP.

      SECTION  5.1.4. Notice of Default, Litigation,  etc.   Upon
learning  thereof, the Borrower will give prompt  written  notice
(with a description in reasonable detail) to the Lender of:

     (a)  the occurrence of any Default;

      (b) the occurrence of any litigation, arbitration or governmental investigation or proceeding not previously disclosed in writing by the Borrower to the Lender which has been instituted or, to the knowledge of the Borrower, is threatened against, the Borrower or to which any of its properties, assets or revenues is subject which, if adversely determined, could result in a Material Adverse Change; and

      (c) the occurrence of any other circumstances which could result in a Material Adverse Change.

      SECTION 5.1.5. Books and Records. The Borrower will keep books and records reflecting all of its business affairs and transactions in accordance with GAAP and permit the Lender or any of its representatives, during normal business hours, to visit all of its offices, to discuss its financial matters with its officers and independent public accountants and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of its independent public accountants incurred in connection with the Lender's exercise of its rights pursuant to this Section 5.1.6.

     SECTION 5.1.6. Maintenance of Properties, Etc. The Borrower will maintain and preserve all of its properties (real and personal and including all intangible assets), except obsolete properties, which are used or necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      SECTION 5.1.7. Maintenance of Licenses and Permits. The Borrower will maintain and preserve all rights, permits, licenses, regulatory approvals and privileges issued under or arising under any Requirements of Law to the extent material to the conduct of the business of the Borrower.

      SECTION  5.1.8.  Compliance with Laws.  The  Borrower  will comply with all applicable Requirements of Law; provided, however, that this Section 5.1.8 shall not apply to any circumstances of noncompliance that together with all other noncompliance could not result in a Material Adverse Change.

     SECTION 5.2. Negative Covenants. The Borrower agrees with the Lender that until all Obligations (other than Obligations that expressly survive the termination of this Agreement pursuant to Section 7.4) have been paid and performed in full, the Borrower will perform the Obligations set forth in this Section 5.2.

      SECTION 5.2.1. Indebtedness. The Borrower will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any indebtedness other than:

      (a)   indebtedness  in  respect  of  the  Loans  and  other
Obligations;

      (b)   indebtedness in respect of liabilities resulting from
(i) endorsements of negotiable instruments in the ordinary course of business; and (ii) surety bonds and other bonds issued for the Borrower's account in the ordinary course of business;

      (c)   indebtedness of the Borrower existing on the  Closing
Date;

     (d)  capitalized lease liabilities;

     (e)  Purchase money indebtedness;

      (f) extensions, refinancings, replacements and renewals of any of the foregoing Indebtedness described in clauses (c) through (e) of this Section 5.2.1, provided that the principal amount thereof is not increased, and such extension, refinancing, replacement or renewal does not impose more burdensome terms upon the Borrower than the indebtedness being extended, refinanced, replaced or renewed.

      SECTION 5.2.2 Liens. The Borrower will not create, incur, assume or suffer any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

      (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable with penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; and

     (b)  Liens existing as of the Closing Date.

     SECTION 5.2.3  Consolidation, Merger, Subsidiaries, etc.

       (a) The Borrower will not liquidate or dissolve, consolidate with, or merge into or with, any Person, or purchase or otherwise acquire all or substantially all of the assets or stock of any Person (or of any operating division or unit thereof).

     (b) The Borrower will not create any subsidiary or transfer any assets to any subsidiary.

      SECTION 5.2.4 Asset Dispositions, etc. The Borrower will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, any of its assets (including accounts receivable) to any Person in excess of $10,000 in the aggregate, unless (a) such disposition is made in the ordinary course of business and consists of inventories; or
(b) such disposition constitutes a disposition of obsolete or retired assets no longer used in the business of the Borrower.

      SECTION 5.2.5  Modification of Organic Documents, etc.  The
Borrower will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the charter or the by-laws of the Borrower.

      SECTION 5.2.6 Inconsistent Agreements. The Borrower will not enter into any material agreement containing any provision which would be violated or breached in any material respect by any Loan or by the performance by the Borrower of its obligations hereunder or under any Loan Document.

                            ARTICLE 6

                        EVENTS OF DEFAULT

      SECTION 6.1         Events of Default.  The Term "Event  of
Default"  shall mean any of the events set forth in this  Section
6.1.

      SECTION  6.1.1. Non-Payment of Obligations.   The  Borrower
shall default:

      (a) in the payment or prepayment when due of any principal of any Loan;

      (b) in the payment when due of the interest payable in respect of any Loan or any other Obligations and such default shall continue unremedied for a period of five (5) days.

      SECTION 6.1.2. Non-Performance of Certain Covenants. The Borrower shall default in the due performance and observance of any of its obligations under Section 5.1 and such default shall continue unremedied for a period of ten (10) days after notice thereof shall have been given to the Borrower by the Lender (or if such default is not reasonably susceptible to cure within 10 days and so long as the Borrower promptly commences and diligently pursues such cure, such longer period as is reasonably needed to effect such cure, but in no event longer than 30 days from the date notice is given), or shall default in the due performance or observation of any of its obligations under
Section 5.2.

      SECTION 6.1.3. Defaults Under Other Loan Documents; Non-Performance of Other Obligations. Any "Event of Default" shall occur under the other Loan Documents; or the Borrower shall default in the due performance and observance of any other obligation, covenant or agreement contained herein or in any other Loan Document and such default shall continue unremedied for a period of ten (10) days after notice thereof shall have been given to the Borrower by the Lender (or if such default is not reasonably susceptible to cure within 10 day and so long as the Borrower promptly commences and diligently pursues such cure, such longer period as is reasonably needed to effect such cure, but in no event longer than 30 days from the date notice is given).

     SECTION 6.1.4 Bankruptcy, Insolvency, etc. The Borrower or any of its Subsidiaries shall:

      (a) become insolvent or generally fail to pay, or admit in writing its inability to pay, debts as they become due;

     (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for any of any of the Borrower or its Subsidiaries or any of its property or make a general assignment for the benefit of creditors;

      (c) in the absence of such application, consent of acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for any of the Borrower or its Subsidiaries or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days;

      (d) permit or suffer to exist the commencement of any bankruptcy, plan reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of any of the Borrower or its Subsidiaries and, if such case or proceeding is not commenced by the Borrower or its Subsidiaries, as the case may be, such case or proceeding shall be consented to or acquiesced in or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; or

       (e)    take  any  corporate  action  authorizing,  or   in
furtherance of, any of the foregoing.

      SECTION 6.1.5. Breach of Warranty. Any representation or warranty of the Borrower hereunder or in any other Loan Document or in any other writing furnished by or on behalf of the Borrower to the Lender for the purposes of or in connection with this Agreement or any such Loan Document is or shall be incorrect when made in any material respect.

      SECTION 6.1.6. Default on Other Indebtedness, etc. (a) Any indebtedness of the Borrower in an aggregate principal amount exceeding $25,000 (i) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof, or
(ii) shall not be paid as and when the same becomes due and payable including any applicable grace period; or (b) there shall occur and be continuing any event under any Instrument relating to any indebtedness of the Borrower in an aggregate principal amount exceeding $25,000, the effect of which is to cause such indebtedness to become due prior to its stated maturity or to permit the holder or holders of such indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such indebtedness to become due prior to its stated maturity or to require (or permit the holder or holders to require) the Borrower to redeem, repurchase or otherwise acquire or retire such indebtedness for value.

      SECTION 6.1.7. Judgments. A final judgment which, with other such outstanding final judgments against the Borrower (in each case to the extent not covered by insurance), exceeds an aggregate of $25,000, shall be entered against the Borrower and, within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or, within 30 days after the expiration of any such stay, such judgment shall not have been discharged or stayed.
      SECTION 6.2. Action if Bankruptcy. If any Event of Default described in subsection (d) of Section 6.1.4 shall occur, the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable without notice, demand or presentment.

      SECTION 6.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 6.1.4) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may, upon notice or demand declare all or any portion of the outstanding principal amount of the Loans to be due and payable and any or all other Obligations to be due and payable, whereupon the full unpaid amount of such Loans and any and all other Obligations which shall be so declared due and payable shall be and become immediately due and payable without further notice, demand, or presentment.

                            ARTICLE 7

                          MISCELLANEOUS

     SECTION 7.1. Waivers, Amendments, etc. (a) The provisions of this Agreement and of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and, (x) in the case of an amendment or modification, is consented to by the Borrower and the Lender and
(y) in the case of a waiver of obligation of the Borrower or compliance with any prohibition contained in this Agreement or any other Loan Document, is consented to by the Lender.

      (b) No failure or delay on the part of the Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a wavier thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender to any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or regulatory approval thereafter to be granted hereunder.

      (c) The Lender shall be under no obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. Recourse for security shall not be required at any time. To the extent that the Borrower makes a payment or payments to the Lender that are subsequently for any reason invalidated, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continue in full force and effect as if such payment had not been made.

      SECTION 7.2. Notices. All notices hereunder shall be in writing or by telecopy and shall be sufficiently given to the Lender or the Borrower if addressed or delivered to them at the following addresses:

     If to Lender:       IMM International, Inc.
                    Attn:  Hope Trowbridge, President
                    #2 Springhill Road, Suite 17
                    Norwalk, CT  06851
                    Telecopy No. 203-255-2291

     If to Borrower:     J-Bird Music Group, Ltd.
                    Attn:  Jay Barbieri, President
                    396 Danbury Road
                    Wilton, Connecticut  06897
                    Telecopy No. 203-761-8809

or at such other address as any party may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received, if deposited in the mail, postage prepaid; when transmission is verified, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

      SECTION 7.3. Costs and Expenses. The Borrower agrees to pay and hold the Lender harmless from any stamp, documentary, intangibles, transfer or similar taxes or charges, and all recording or filing fees with respect to the Loan Documents or any payments to be made thereunder, and to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Lender in enforcing the Obligations of the Borrower under this Agreement or any other Loan Document or related Document or in connection with any restructuring or "work-out" of any Obligations.

      SECTION 7.4. Survival. The obligations of the Borrower under Sections 2.5 and 7.3, shall in each case survive any termination of this Agreement. The representations and warranties made by the Borrower in this Agreement, the Term Notes and each other Loan Document shall survive the execution and delivery of this Agreement, the Term Notes and each such other Loan Document.

       SECTION 7.5. Severability. Any provision of this Agreement, the Term Notes or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, the Term Notes or such other Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 7.6. Headings. The various headings of this Agreement, the Term Notes and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement, the Notes or such other Loan Document or any provisions hereof or thereof.

      SECTION 7.7. Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender shall have been received by the Lender.

      SECTION 7.8. Governing Law; Entire Agreement. (a) THIS AGREEMENT AND THE TERM NOTES SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CONNECTICUT. This Agreement, the Term Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CONNECTICUT STATE OR FEDERAL COURT SITTING IN CONNECTICUT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT, AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CONNECTICUT STATE OR FEDERAL COURT. THE BORROWER AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING BROUGHT BY IT AGAINST THE LENDER. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE
DEFENSE  OF  ANY  INCONVENIENT FORUM TO THE MAINTENANCE  OF  SUCH
ACTION OR PROCEEDING.

      (c) The Borrower irrevocably consents to the service of process in the State of Connecticut when and as such legal actions or proceedings may be brought in the courts of the State of Connecticut or of the United States of America sitting in Connecticut by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Nothing in this Section 7.8 shall affect the right of the Lender to bring proceedings against the Borrower in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

      SECTION 7.9. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

     SECTION 7.10. Other Transactions. Nothing contained herein shall preclude the Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 7.11. Waiver of Jury Trail, etc., THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE LENDER OR THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

       SECTION 7.12. Usury Savings Clause. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if at any time any rate of interest accruing on any
Obligation, when aggregated with all amounts payable by the Borrower under any of the Loan Documents that are deemed or construed to be interest accrued or accruing on such Obligation under applicable law, exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable to the Lender with respect to such Obligation (each a "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, such rate of interest shall be reduced to the Maximum Lawful Rate; provided that if at any time thereafter such rate of interest accruing on Obligations held by the Lender is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest to the Lender at the Maximum Lawful Rate until such time as the total interest received by the Lender in respect of the Obligations held by it is equal to the total interest which the Lender would have received had interest on all Obligations held by the Lender (but for the operation of this Section 7.12) accrued at the rate otherwise applicable under this Agreement and the other Loan Documents. Thereafter, interest payable to the Lender in respect of the Obligations held by it shall accrue at the applicable rate set forth in this Agreement or other Loan Documents unless and until such rate again exceeds the Maximum Lawful Rate, in which event this Section 7.12 shall apply again. In no event, shall the total interest received by the Lender pursuant to the terms hereof exceed the amount which the Lender could lawfully have received had interest been calculated for the full term of this Agreement at the Maximum Lawful Rate. In the event that the Maximum Lawful Rate is calculated pursuant to this
Section 7.12, (a) if required by applicable law, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made, and (b) if permitted by applicable law, the Borrower and the Lender shall (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii)  exclude  voluntary prepayments and the effect thereof,  and
(iii) amortize, prorate, allocate and spread in equal or unequal parts that total amount of interest throughout the entire contemplated term of the Loans so that interest for the entire term of the Loans shall not exceed the Maximum Lawful Rate. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 7.12 shall make a final determination that the Lender has received interest in excess of the Maximum Lawful Rate, the Lender shall, to the extent permitted by applicable law, promptly apply such excess, first to any interest due and outstanding under this Agreement and the other Loan Documents, second to any principal due and payable under this Agreement and the Term Notes, third to the remaining principal amount of the Notes and fourth to other unpaid Obligations held by the Lender, and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              J-BIRD MUSIC GROUP, LTD.

                              By:  /s/
                                   Name:  John J. Barbieri
                                   Title:  President

                              IMM INTERNATIONAL, INC.,

                              By:  /s/
                                   Name:  Hope D. Trowbridge
                                   Title:  President
                                                        Exhibit A
                            TERM NOTE

$_____________
_________, 1998

      FOR VALUE RECEIVED, the undersigned J-BIRD MUSIC GROUP, LTD., a Pennsylvania corporation (the "Borrower"), promises to pay to the order IMM INTERNATIONAL, INC., a Pennsylvania corporation (the "Lender"), at the times and in the manner provided in the Credit Agreement referenced hereinafter, the
principal                         sum                          of
________________________________________________________      AND
NO/100 DOLLARS ($_________________) or, if less, the outstanding principal amount of the Term Loan made by the Lender pursuant to that certain Credit Agreement, dated as of ___________________, 1998 (as amended, restated, supplemented or otherwise modified form time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Credit Agreement), by and among the Borrower, and the Lender.

      The unpaid principal amount of this Note from time to time shall bear interest as provided in Section 2.4 of the Credit Agreement. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America to the account designated by the Lender in immediately available funds in accordance with Sections 2.3 and 2.4 of the Credit Agreement.

      This note is a Term Note referenced in, and evidences indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or may automatically become immediately due and payable.

      THIS  NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER  AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CONNECTICUT.

     The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and notice of any kind with respect to this Note. All amounts owing hereunder are payable by the Borrower without relief from any valuation or appraisal laws.

                                   J-BIRD MUSIC GROUP, LTD.


                                                              By:
________________________________
                                          Name:
                                          Title: